                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 23, 2004
                -------------------------------------------------
                (Date of Report; Date of Earliest Event Reported)

                          Northfield Laboratories Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                              000-24050                              36-3378733
-------------------------------            -----------------------           ----------------------------------
(State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
         Incorporation)

                               1560 Sherman Avenue
                                   Suite 1000
                          Evanston, Illinois 60201-4800
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (847) 864-3500
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events and Required FD Disclosure.

                  The exhibits filed herewith relate to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission by Northfield Laboratories Inc. on June 27, 2003 (SEC File No. 333-106615), as supplemented by the Prospectus Supplement filed pursuant to Rule 424(b)(2) on January 26, 2004.

Item 7.           Financial Statements, Pro Forma Information and Exhibits.

                  (c)      Exhibits.

                  Exhibit 1.1   -   Placement Agent Agreement dated January 23,
                                    2004 between Northfield Laboratories Inc.
                                    and SG Cowen Securities Corporation.

                  Exhibit 4.1   -   Placement Agent's Warrant.

                  Exhibit 5.1   -   Opinion of Baker & McKenzie.

                  Exhibit 23.1  -   Consent of Baker & McKenzie (contained in
                                    their opinion filed as Exhibit 5.1).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Northfield has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 26, 2004           NORTHFIELD LABORATORIES INC.

                                    By /s/ Jack J. Kogut
                                       -----------------------------------
                                           Jack J. Kogut
                                           Senior Vice President and Chief
                                           Financial Officer